Provisions	12 Months Ended
Dec. 31, 2021
Provisions.
Provisions

24.Provisions

The movement in provisions during the year is as follows:

			Unwinding
			of discount
			and changes
		Additions/	in discount
In € thousand	01/01/2021	Reversals	rate	12/31/2021
Asset retirement obligations	175	54	4	233
Post-employment benefits (see note 25)	193	(109)	—	84
Record retention obligations	43	13	—	56
Total non-current provisions	411	(42)	4	373
Year-end audit	—	1,067	—	1,067
Severance payments	80	539	—	619
Other	—	736	—	736
Total current provisions	80	2,342	—	2,422

Asset retirement obligations originate from the Group’s lease rental contracts (removal of tenant fixtures - refer to note 16) and they are expected to incur in May 2027 at the lease contract end. Accrued severance payments from prior year have been paid to two former employees.